                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported) May 1, 1997
                                                              -----------------


                               THE GEON COMPANY
               -------------------------------------------------
               (Exact name of registrant as specified in charter)



    Delaware                        1-11804                    34-1730488
--------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


              One Geon Center, Avon Lake, Ohio          44012
              -----------------------------------------------
          (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code   216-930-1241
                                                  -----------------------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.        Other Events
-------        ------------

The Geon Company Company announced the appointment of Thomas A. Waltermire as Executive Vice President and Chief Operating Officer. Replacing Mr. Waltermire as Vice President and Chief Financial Officer is W. David Wilson.

The Company also announced a reduction in force and taking of a $15,000,000 charge against earnings in the second quarter.


Item 7(c).     Financial Statements, Pro Forma Financial Information and
----------     ---------------------------------------------------------
               Exhibits
               --------

Exhibit 99.1 Press Release of May 1, 1997 announcing a new Chief Operating Officer and a new Chief Financial Officer.

Exhibit 99.2 Press Release of May 2, 1997 announcing staff reductions.








                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE GEON COMPANY


                                             By /s/ Gregory L. Rutman
                                               ---------------------------
                                                Gregory L. Rutman
                                                Secretary


Dated May 6, 1997